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                       SUPPLEMENT DATED NOVEMBER 19, 1999
                                       to

                          PROSPECTUS DATED MAY 1, 1999
                                      for

                           Flexible Premium Variable
                        Universal Life Insurance Policy

                                   Issued by

                     MONY Life Insurance Company of America
                        MONY America Variable Account L

EFFECTIVE NOVEMBER 1, 1999 THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

 1. PAGE 16 OF THE PROSPECTUS IS AMENDED BY REPLACING THE SUB-INVESTMENT ADVISER FEE FOR THE MANAGED PORTFOLIO WITH THE FOLLOWING:

          OpCap Advisors' fee for the assets of the Portfolio it manages is an annual rate of 0.40% of the portfolio's aggregate average daily net assets up to $1 billion, 0.30% from $1 billion to $2 billion, and 0.25% in excess of $2 billion. Retroactive to November 1, 1999, Sanford C. Bernstein & Co., Inc.'s fee for the assets of the Portfolio it manages is an annual rate of 0.40% of the portfolio's aggregate average daily net assets up to $10 million, 0.30% from $10 million to $50 million, 0.20% from $50 million to $100 million, and 0.10% in excess of $100 million.

 2. PAGE 17 OF THE PROSPECTUS IS AMENDED BY REPLACING THE SUB-INVESTMENT ADVISER FEE FOR THE CAPITAL APPRECIATION PORTFOLIO WITH THE FOLLOWING:

          Retroactive to November 1, 1999, an annual rate of 0.45% of the portfolio's aggregate average daily net assets.

#820-348                                              Registration No. 333-56969